LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

FUND MANAGEMENT

Portfolio Management

The following information replaces any contrary information contained in the Prospectus.

Retirement U.S. Strategic Equity Portfolio—Christopher H. Blake, Gary Buesser and Robert A. Failla (each since May 2007) and Andrew D. Lacey*# (since May 2003)**

Retirement International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett and Michael Powers (each since May 2003) and John R. Reinsberg†#

Retirement International Equity Select Portfolio—Michael A. Bennett, Gabrielle M. Boyle, Michael Powers, Adam Cohen and John R. Reinsberg†

Retirement International Strategic Equity Portfolio—Mark Little, Michael A. Bennett, Brian Pessin and John R. Reinsberg†#

*	As Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.
†	As Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio.
#	In addition to his oversight responsibility, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.
**

Prior to May 1, 2007, Mr. Lacey managed the Portfolio (formerly known as "Lazard Retirement Equity Portfolio") in a strategy that invested primarily in equity securities of relatively large U.S. companies with market capitalizations in the range of companies in the S&P 500 Index.

September 30, 2008